October [__], 2007

Nu Skin Enterprises, Inc.
Nu Skin Korea, Ltd.
One Nu Skin Plaza
75 West Center Street
Provo, Utah 84601
Attention: Chief Financial Officer

Re:	Limited Release of Certain Liens and Guarantor in connection with Private Shelf Agreement dated as of August 26, 2003

Ladies and Gentlemen:

        Reference is made to  (a) the Private Shelf Agreement, dated as of August 26, 2003 (as amended or otherwise modified from time to time, the “Shelf Agreement”), by and between Nu Skin Enterprises, Inc., a Delaware corporation (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. (“Prudential”) and each Prudential Affiliate which becomes party thereto, on the other hand, and (b) the Subsidiary Guaranty, dated as of August 26, 2003 (as amended or otherwise modified from time to time, the “Guaranty”), executed by the Subsidiary Guarantors in favor of the holders from time to time of the Notes issued under the Shelf Agreement (the “Noteholders”). Capitalized terms not defined herein shall have the meanings given to such terms in the Shelf Agreement.

    1.        Background. As security for the payment of the Secured Obligations (as defined in the Pledge Agreement) and pursuant to the terms of the First Amendment to the Shelf Agreement, the Company previously pledged 100% of the issued and outstanding Equity Securities of its then Material Domestic Subsidiary, NSE Korea, Ltd. (“NSE Korea”), a company organized under the laws of the Republic of Korea and domesticated in the State of Delaware, in favor of the Collateral Agent pursuant to the Pledge Agreement, which pledge also included all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of such Equity Securities of NSE Korea, and the certificates or other instruments representing any of such Equity Securities of NSE Korea and any interest of the Company in the entries on the books of any securities intermediary pertaining thereto, and all dividends, distributions, returns of capital, cash, warrants, option, rights, instruments, right to vote or manage the business of NSE Korea pursuant to organizational documents governing the rights and obligations of the stockholders, and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Securities of NSE Korea (collectively, the “Pledged Korean Securities”). Additionally, NSE Korea has guaranteed the Company’s obligations to the Noteholders pursuant to the Guaranty. Subsequent to aforementioned pledge and guaranty, NSE Korea was undomesticated as a Delaware corporation, and became a Material Foreign Subsidiary organized solely under laws of the Republic of Korea. Under Section 9.6(a) of the Shelf Agreement, the Company is only required to pledge 65% of the voting power of all classes of Equity Securities entitled to vote of a Material Foreign Subsidiary, in lieu of causing such subsidiary to deliver a subsidiary guaranty. As such, the Company has requested that the Noteholders release NSE Korea from the Guaranty and authorize the release of a certain amount of the Pledged Korean Securities, and the Noteholders are willing to do so, subject to the conditions and in reliance on the representations and warranties set forth herein.

    2.        Authorization to Release Certain Liens.

    (a)        Subject to the provisions of Section 5 hereof, the undersigned, constituting all of the Noteholders, hereby authorize the Collateral Agent to release any of its Liens in or upon the Pledged Korean Securities that exceed 65% of the voting power of all classes of Equity Securities entitled to vote of NSE Korea (the “Excess Amount”), including all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Excess Amount.

    (b)        This authorization to release certain liens set forth in this letter agreement shall be limited precisely as written and shall not be deemed to be (i) an amendment, waiver, release or other modification of any other terms or conditions of any of the Notes, the Shelf Agreement, the Collateral Documents or any other agreement or document related to such documents, or (ii) a consent to any future amendment, consent, waiver, release or other modification. Except as expressly set forth in this letter agreement, each of the Notes, the Shelf Agreement, the Collateral Documents and the other agreements and documents related to such documents shall continue in full force and effect.

    3.        Release of Guarantor. Subject to the provisions of Section 5 hereof, without recourse and without any representation or warranty of any kind, express or implied, the undersigned, constituting all of the Noteholders, hereby release NSE Korea from all of its obligations liabilities and duties arising after the date hereof under the Guaranty.

    4.        Representations, Warranties and Covenants. In order to induce the undersigned Noteholders to enter into this letter agreement, the Company hereby represents, warrants and covenants that:

    (a)        each of the representations and warranties set forth in Section 5 of the Shelf Agreement is true, correct and complete, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true, correct and complete as of such earlier date; and

    (b)        no Default or Event of Default is in existence.

    5.        Effectiveness. The foregoing waiver shall be effective, subject to the accuracy of the above representations and warranties, when: (a) each of the undersigned shall have received a fully executed and delivered counterpart of this letter agreement; (b) Prudential, and each Noteholder that is a party hereto, shall have received a copy of a fully executed and effective agreement with the Company’s principal bank group creditors, which provides for a release of liens and guaranty substantially identical to that provided herein; and (c) Bingham McCutchen LLP shall have received, by wire transfer of immediately available funds, payment of all its unpaid legal fees and disbursements as of the date hereof.

    6.        Counterparts. This document may be executed in multiple counterparts, which together shall constitute a single document.

    7.        Governing Law. This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

[Signature pages follow.]

Sincerely,

PRUDENTIAL INVESTMENT
MANAGEMENT, INC.

By:
Name:
Title:    Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name:
Title:    Vice President

PRUCO LIFE INSURANCE COMPANY

By:
Name:
Title:    Vice President

BAYSTATE INVESTMENTS, LLC Prudential Private Placement Investors, L.P.,

as Investment AdvisorBy:
Prudential Private Placement Investors, Inc., General Partner

By:
Name:
Title:    Vice President

GOLDEN AMERICAN LIFE INSURANCE COMPANUY
Prudential Private Placement Investors, L.P.,as
Investment Advisor

By: Prudential Private Placement Investors,Inc.,
General Partner

By:
Name:
Title:    Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: Prudential Investment Management,Inc.,
Investment Manager

By:
Name:
Title:    Vice President

Accepted and agreed to effective

the date first appearing above:

NU SKIN ENTERPRISES, INC.,

a Delaware corporation

By:    /s/ Ritch Wood
Name:    Ritch Wood
Title:    Chief Financial Officer

NSE KOREA, LTD.,

a Korean corporation

By:    /s/ Luke Yoo
Name:    Luke Yoo
Title:    Vice President

Each of the undersigned Subsidiary Guarantors hereby consents to the modification effected in this letter agreement and the transactions contemplated hereby, reaffirms its obligations under the Subsidiary Guaranty and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. In addition, each of the following entities reaffirms that its obligations under the Guaranty are separate and distinct from the Company’s obligations.

NU SKIN ENTERPRISES HONG KONG, INC.,
a Delaware corporation
NU SKIN INTERNATIONAL, INC.,
a Utah corporation
NU SKIN TAIWAN, INC.,
a Utah corporation
NU SKIN UNITED STATES, INC.,
a Delaware corporation
BIG PLANET, INC.,
a Delaware corporation
NSE PRODUCTS, INC.,
a Delaware corporation
NU SKIN ASIA INVESTMENT, INC.,
a Delaware corporation

By:    /s/ D. Matthew Dorny
Name:    D. Matthew Dorny
Title:    Vice President